Exhibit 99.1
                                                    Trenwick America Corporation

                         UNITED STATES BANKRUPTCY COURT
                      _____________DISTRICT OF____________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
                                                 Reporting Period: February 2004

                            MONTHLY OPERATING REPORT
       File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Document      Explanation
Required Documents                                                     Form No.              Attached       Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                            MOR-1                 Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (Con't)         Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                                MOR-2                 Yes
Balance Sheet                                                          MOR-3                 Yes
Status of Postpetition Taxes                                           MOR-4                 Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     Yes
Summary of Unpaid Postpetition Debts                                   MOR-4                 Yes
     Listing of aged accounts payable                                                        Yes
Accounts Receivable Reconciliation and Aging                           MOR-5                 Yes
Debtor Questionnaire                                                   MOR-5                 Yes
-------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          -----------------------
Signature of Debtor                                 Date


/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          -----------------------
Signature of Joint Debtor                           Date


/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          -----------------------
Signature of Authorized Individual*                 Date


Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

In re: Trenwick America Corporation                   Case No.    03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period  February 2004

                                            Bank Accounts
                             Operating         Payroll      Tax    Other
                         -----------------------------------------------

  Cash - Beg of Month       963,993.79       35,331.89       NA      NA
                         -----------------------------------------------
       Receipts:
       Cash Sales                   --              --       --      --
     Accounts Rec                   --              --       --      --
    Loans & Advances                --              --       --      --
     Sale of Assets                 --              --       --      --
        Deposits              8,189.24              --       --      --
         Other                  350.37                       --      --
     Fund Transfer                  --              --       --      --
  Transfers (Interco)     1,835,033.97    1,001,549.95       --      --
                         -----------------------------------------------

     Total Receipts       1,843,573.58    1,001,549.95       --      --
                         -----------------------------------------------

     Disbursements:
      Net Payroll                   --     (617,687.52)      --      --
     Payroll Taxes                  --     (383,862.43)      --      --
Sales, Use, & Other Tax             --              --       --      --
  Inventory Purchases               --              --       --      --
 Secured Rental/Leases     (146,156.63)             --       --      --
       Insurance                    --              --       --      --
     Administrative        (549,892.63)             --       --      --
        Selling                     --              --       --      --
       Other ***               (122.55)             --       --      --
     Transfers (PR)       (1,001,549.95)                     --      --
   Professional Fees       (249,656.33)             --       --      --
      Court Costs                   --              --       --      --
                         -----------------------------------------------

  Total Disbursements     (1,947,378.09)  (1,001,549.95)     --      --
                         -----------------------------------------------

     Net Cash Flow         (103,804.51)             --       --      --
                         -----------------------------------------------

   Cash: End of Month       860,189.28       35,331.89       --      --
                         ==============================================

***  Void ck #108062, amount $711.57 was issued in January 04 ck #108169 , amount $834.12 was placed for stop payment. It will be entered in GL in March 04.

                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Bank Reconciliations
February 2004

The following bank accounts have been reconciled

     Operating:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance         $ 860,189.28

      Payroll:

     Location:       JPMorganChase, NY
                     ABA No. 021-000-021

     Month End
    Book Balance         $ 35,331.89


                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corp.
Disbuusements Log (Excludes Interco.)
Month Ended February 29, 2004

       Wire Date              Amount                 Vendor Name
-------------------------   ------------  -----------------------------------
2004-02-03                     2,382.53   Flexible Spending
2004-02-04                    93,659.62   New York Life Benefit Services Co.
2004-02-12                     2,422.53   Flexible Spending
2004-02-13                     6,725.10   Bloomberg L.P.
2004-02-25                     2,422.53   Flexible Spending
2004-02-27                    94,862.24   New York Life Benefit Services Co.

Wt total                     202,474.55

      Check Number            Amount                 Vendor Name
-------------------------   ------------  -----------------------------------
108120                            60.00   Secretary of the State Office
108121                            76.00   Gale,Matthew B.
108122                         2,572.02   Hunte,Alan L.
108123                         1,476.02   Marty Becker
108124                           740.45   ADT Security Services, Inc.
108125                        32,697.31   Actuarial Risk Solutions
108126                           485.00   American Academy of Actuaries
108127                           444.25   BMC Solutions, Inc.
108128                           678.40   Blondie's Treehouse, Inc
108130                           237.26   Ceridian Employer Services
108131                           333.93   Club Sandwich of Stamford
108132                       146,156.63   Equity Office Properties, L.L.C.
108133                           394.64   Federal Express Corporation
108134                           150.00   Federal Reserve Bank of Cleveland
108135                           464.28   First Management Services, Inc.
108136                         4,882.99   Kelly Services, Inc.
108137                           560.00   Liz Sue Bagels
108138                         1,266.00   Mary A. Pagoto
108139                           220.94   Network Synergy
108140                           471.17   New England Office Supplies, Inc.
108141                         2,710.00   New York Life Benefit Services Co.
108142                         7,385.12   Re Systems Group
108143                         3,288.65   Robert Half
108144                            71.80   Royal Messenger Service
108145                        42,247.90   Young, Conaway, Stargatt & Taylor, LLP
108146                           350.00   Casualty Actuarial Society
108147                           519.22   Leshaw,Jerome B.
108149                         3,132.70   Tyler Jr.,Stanlee C.
108151                           469.65   AT&T
108152                           756.90   AT&T
108153                           261.60   American Insurance Association
108154                           948.70   Business Invirons
108155                        27,795.18   CDW Direct, LLC
108156                           175.82   Ceridian Employer Services
108157                           900.00   Cognet Communications, Inc.
108158                            27.33   ComED
108159                        19,400.00   Dunhill of Fort Collins, Inc.
108160                           445.00   Esposito Design Association
108161                           695.00   Federal Express Corporation
108162                         2,128.26   Glowpoint
108163                        23,478.88   Iron Mountain
108164                           728.00   Joyce Van Lines, Inc.
108165                         4,542.31   Kelly Services, Inc.
108166                         3,777.40   MBSII.net
108167                           195.00   Mail Delivery Service of Stamford, LLC

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

108168                              17.13   New England Office Supplies, Inc.
108170                           7,321.95   Propark, Inc.
108171                           4,820.35   Robert Half
108172                              54.80   Skytel
108173                           5,296.00   Sungard Recovery Services Inc.
108174                           4,743.75   Susan Zicarelli
108175                              83.87   T.O.A.D.S
108176                           2,797.62   Temco Service Industries, Inc.
108177                              60.02   Velocity Express
108178                           2,969.40   West Group
108179                           3,146.08   CCH Incorporated
108180                          15,521.14   CYPRESS COMMUNICATIONS
108181                             364.21   Ceridian Employer Services
108182                             313.55   Connecticut Corporate Caterers,LLC
108183                           1,377.28   Crystal Rock Water Company
108184                           1,790.97   Crystal Rock Water Company
108185                              60.00   Delaware Secretary of State-V#51-6000279
108186                              60.00   Delaware Secretary of State-V#51-6000279
108187                         207,408.43   Dewey Ballantine
108188                             104.94   Wall Street Journal
108189                             433.90   Louis Direnzo
108190                             250.27   Rafalano,Daniel E.
108191                             744.59   Robert Holland
108192                             275.81   Nextel
108193                             151.84   Brunell,Paula
108194                             132.67   Carbonetti,Michael F.
108195                             142.90   Louis Direnzo
108196                              75.14   Parrish,Laurie A.
108197                             943.09   Stephen Zielinski
108198                              61.45   Advanced Modern Locksmithing
108199                             985.00   Advanced Solutions, Inc.
108200                          85,755.67   Anthem BCBSCT
108201                             880.89   BMW Financial Services
108202                             250.00   Braren-Walsh & Associates, Inc.
108203                             419.08   Bull's Head Printers
108204                           4,088.42   CCH Incorporated
108205                             543.67   CDW Direct, LLC
108206                             304.69   Ceridian Employer Services
108207                           7,983.09   Delta Dental
108208                             150.26   Encon Heating & AirConditioning
108209                             351.82   Federal Express Corporation
108210                           8,346.50   Kelly Services, Inc.
108211                           1,893.75   Lexis/Nexis
108212                           2,444.20   MBSII.net
108213                              59.72   MCI
108214                           1,731.00   MCI
108215                             847.00   Motient
108216                             271.41   New England Office Supplies, Inc.
108217                             511.98   OFFICETEAM
108218                           3,327.47   Pitney Bowes
108219                             300.00   Propark, Inc.
108220                           7,703.55   Robert Half
108221                           1,462.41   Staples Business Advantage
108222                           1,904.00   The Pension Service, Inc.
108223                           8,394.60   Unum Life Insurance Company of America

cks total                      743,231.04

                               ----------
Total February disbursements   945,705.59
----------------------------   ----------

                                                             FORM MOR-1 (CONT'D)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

          Trenwick America Corporation                  03-12635 (MFW)
--------------------------------------------------      -------------------
                     Debtor                             February 2004
                                                        -------------------

                             Statement of Operations
                               (Income Statement)

--------------------------------------------------------------------------------------------
                                                          Month Ended         Cumulative
REVENUES                                                 February 2004      Filing to Date
-------------------------------------------------------------------------------------------
Gross Revenues                                           $        102       $    239,844
-------------------------------------------------------------------------------------------
Less: Returns and Allowances                                       --                 --
-------------------------------------------------------------------------------------------
Net Revenue                                              $        102       $    239,844
-------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                                    --
-------------------------------------------------------------------------------------------
Beginning Inventory                                                --                 --
-------------------------------------------------------------------------------------------
Add: Purchases                                                     --                 --
-------------------------------------------------------------------------------------------
Add:Cost of Labor                                                  --                 --
-------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                               --                 --
-------------------------------------------------------------------------------------------
Less: Ending Inventory                                             --                 --
-------------------------------------------------------------------------------------------
Cost of Goods Sold                                                 --                 --
-------------------------------------------------------------------------------------------
Gross Profit                                                      102            239,844
-------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------
Advertising                                                        --                 --
-------------------------------------------------------------------------------------------
Auto and Truck Expense                                             30                106
-------------------------------------------------------------------------------------------
Bad Debts                                                          --                 --
-------------------------------------------------------------------------------------------
Contributions                                                      --             (2,500)
-------------------------------------------------------------------------------------------
Employee Benefits Programs                                      4,858             16,302
-------------------------------------------------------------------------------------------
Insider compensation*                                         175,379            473,675
-------------------------------------------------------------------------------------------
Insurance                                                       1,359              5,903
-------------------------------------------------------------------------------------------
Management Fees/Bonuses **                                   (123,945)          (291,710)
-------------------------------------------------------------------------------------------
Office Expense                                                  1,394             29,746
-------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                  9,829             26,199
-------------------------------------------------------------------------------------------
Repairs and Maintenance                                           326              2,094
-------------------------------------------------------------------------------------------
Rent and Lease Expense                                         67,443            252,937
-------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                      66,845            191,764
-------------------------------------------------------------------------------------------
Supplies                                                       10,536             30,464
-------------------------------------------------------------------------------------------
Taxes-Payroll                                                  54,599            128,449
-------------------------------------------------------------------------------------------
Taxes-Real Estate                                                  --                 --
-------------------------------------------------------------------------------------------
Taxes-Other                                                       929              7,863
-------------------------------------------------------------------------------------------
Travel and Entertainment                                          100              1,167
-------------------------------------------------------------------------------------------
Utilities                                                           1              1,100
-------------------------------------------------------------------------------------------
Other (attach schedule)                                      (405,445)         5,285,934
-------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                 (135,762)         6,159,493
-------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                             5,585            251,877
-------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses               130,279         (6,171,526)
-------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
-------------------------------------------------------------------------------------------
Other Income (attach schedule)                              3,010,983        (43,626,544)
-------------------------------------------------------------------------------------------
Interest Expense                                                   --                 --
-------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                    --                 --
-------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items               3,141,261        (49,798,071)
-------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
-------------------------------------------------------------------------------------------
Professional Fees                                                  --                 --
-------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                        --                 --
-------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
-------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                      3,436             31,956
-------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                  --                 --
-------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

-------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)             1,153,191          3,208,391
-------------------------------------------------------------------------------------------
Total Reorganization Expenses                               1,149,755          3,176,435
-------------------------------------------------------------------------------------------
Income Taxes                                                       --            (73,536)
-------------------------------------------------------------------------------------------
Net Profit (Loss)                                        $  1,991,507       $(52,900,969)
-------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not considered insiders for purposes of this disclosure.
** Represents amounts charged to Trenwick America Corporation's affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

             Trenwick America Corp.                     03-12635 (MFW)
--------------------------------------------------      -------------------
                     Debtor                             February 2004
                                                        -------------------

                  STATEMENT OF OPERATIONS - continuation sheet

----------------------------------------------------------------------------------------------
                                                             Month Ended         Cumulative
BREAKDOWN OF "OTHER" CATEGORY                               February 2004      Filing to Date
----------------------------------------------------------------------------------------------
Other Costs
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Other Operational Expenses
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Recruiting & Relocation                                            1,397              3,285
----------------------------------------------------------------------------------------------
Legal Fees                                                         4,863              4,863
----------------------------------------------------------------------------------------------
Audit Fees                                                            --               (128)
----------------------------------------------------------------------------------------------
Accounting & Tax Fees                                            (10,000)           124,154
----------------------------------------------------------------------------------------------
Other Fees                                                      (403,146)         5,119,513
----------------------------------------------------------------------------------------------
Data Processing                                                    1,221             32,020
----------------------------------------------------------------------------------------------
Seminars & Continuing Education                                      159              2,045
----------------------------------------------------------------------------------------------
Dues & Subscriptions                                                  60                181
----------------------------------------------------------------------------------------------

TOTAL OTHER EXPENSES                                        $   (405,445)      $  5,285,934
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Other Income
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                                  3,010,983        (43,626,544)
----------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                          $  3,010,983       $(43,626,544)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Other Expenses
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Other Reorganization Expenses
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                        1,153,191          3,208,391
----------------------------------------------------------------------------------------------
TOTAL OTHER REORGAINZATION EXPENSES                         $  1,153,191       $  3,208,391
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

          Trenwick America Corporation                   Case No. 03-12635 (MFW)
--------------------------------------------                      --------------
                     Debtor                     Reporting Period: February 2004
                                                                  --------------

                                  BALANCE SHEET

---------------------------------------------------------------------------------------------------------------------------------
                                                                                        BOOK VALUE AT END OF       BOOK VALUE ON
                                  ASSETS                                              CURRENT REPORTING MONTH      PETITION DATE
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                              5,784,301                4,532,566
---------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                         --                       --
---------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                     51,675,909               48,745,299
---------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                      --                       --
---------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                           --                       --
---------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                                 220,944                  503,054
---------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                             1,000                   10,000
---------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                           340,703                  327,755
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                                        $ 58,022,857             $ 54,118,674
---------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
---------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                        --                       --
---------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                               --                       --
---------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                      17,621,320               20,723,654
---------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                         3,485,693                3,485,693
---------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                              --                       --
---------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                                (15,930,325)             (15,433,035)
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                                  $  5,176,688             $  8,776,312
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                               115,441                  266,900
---------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                               213,349,426              249,660,381
---------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                          $213,464,867             $249,927,281
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                $276,664,412             $312,822,267
=================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                        BOOK VALUE AT END OF       BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                           CURRENT REPORTING MONTH     PETITION DATE
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
---------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                      --                       --
---------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                                   --                       --
---------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                     47,374                       --
---------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

---------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                         --                       --
---------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                      --                       --
---------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                             --                       --
---------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                398,973                       --
---------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                             142                       --
---------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                               3,729,145                       --
---------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                              $  4,175,633             $         --
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
---------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                          --                       --
---------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                         --                       --
---------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                               291,014,441              289,648,446
---------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                               291,014,441              289,648,446
---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                           $295,190,074             $289,648,446
---------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
---------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                        100                      100
---------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                                   266,985,085              266,985,085
---------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                             --                       --
---------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                                --                       --
---------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                            (246,858,372)            (246,858,372)
---------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                            (52,900,969)                      --
---------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                                 14,248,494                3,047,008
---------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                                 --                       --
---------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                            $(18,525,663)            $ 23,173,821
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                                        $276,664,412             $312,822,267
=================================================================================================================================

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 25 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-3

          Trenwick America Corporation                   Case No. 03-12635 (MFW)
--------------------------------------------                      --------------
                     Debtor                     Reporting Period: February 2004
                                                                  --------------

                    BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------------------------------------------------------
                                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
                                  ASSETS                                               CURRENT REPORTING MONTH    PETITION DATE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                                        340,703                 327,755
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                                                  $    340,703            $    327,755
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                                                      1,308,827               1,198,532
--------------------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                                                   212,038,388             244,859,636
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                                         2,211               3,602,213
--------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                          $213,349,426            $249,660,381
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                        BOOK VALUE AT END OF      BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                          CURRENT REPORTING MONTH     PETITION DATE
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                  61,934               1,333,307
--------------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                                 230,591                      --
--------------------------------------------------------------------------------------------------------------------------------
Interest Payable                                                                              12,728,025              12,728,025
--------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                  5,002,200               2,601,759
--------------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                             82,787,757              82,787,757
--------------------------------------------------------------------------------------------------------------------------------
Indebtedness                                                                                 190,203,934             190,197,598
--------------------------------------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                                                        $291,014,441            $289,648,446
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                               1,994,333                      --
--------------------------------------------------------------------------------------------------------------------------------
Severance Payable                                                                                939,442                      --
--------------------------------------------------------------------------------------------------------------------------------
Bonuses Payable                                                                                   11,106                      --
--------------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                                784,264                      --
--------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER POSTPETITION LIABILITIES                                                        $  3,729,145            $         --
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                                          14,248,494               3,047,008
--------------------------------------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                                                            $ 14,248,494            $  3,047,008
--------------------------------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

          Trenwick America Corporation                   Case No. 03-12635 (MFW)
--------------------------------------------                      --------------
                     Debtor                     Reporting Period: February 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------
                                                  Amount
                                  Beginning     Withheld or                                     Check. No.    Ending Tax
                                Tax Liability     Accrued       Amount Paid   Date Paid          or EFT        Liability
========================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------
Withholding                           --          188,870          188,870      2/12,2/26           EFT             --
------------------------------------------------------------------------------------------------------------------------
FICA-Employee                         --           53,318           53,318      2/12,2/26           EFT             --
------------------------------------------------------------------------------------------------------------------------
FICA-Employer                         --           53,318           53,318      2/12,2/26           EFT             --
------------------------------------------------------------------------------------------------------------------------
Unemployment                          --              844              844      2/12,2/26           EFT             --
------------------------------------------------------------------------------------------------------------------------
Income                                --               --               --                                          --
------------------------------------------------------------------------------------------------------------------------
Other:                                --               --               --                                          --
------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                 --          296,350          296,350                                          --
------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------
Withholding                           --           72,099           72,099      2/12,2/26           EFT             --
------------------------------------------------------------------------------------------------------------------------
Sales                                 --               --               --                                          --
------------------------------------------------------------------------------------------------------------------------
Excise                                --               --               --                                          --
------------------------------------------------------------------------------------------------------------------------
Unemployment                          --           15,414           15,414      2/12,2/26           EFT             --
------------------------------------------------------------------------------------------------------------------------
Real Property                         --               --               --                                          --
------------------------------------------------------------------------------------------------------------------------
Personal Property                     --               --               --                                          --
------------------------------------------------------------------------------------------------------------------------
Other:                                --               --               --                                          --
------------------------------------------------------------------------------------------------------------------------
  Total State and Local               --           87,513           87,513                                          --
------------------------------------------------------------------------------------------------------------------------
Total Taxes                           --          383,863          383,863                          --              --
------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

----------------------------------------------------------------------------------------------------
                                                            Number of Days Past Due
                                           =========================================================
                                           Current       0-30    31-60    61-90   Over 90    Total
----------------------------------------------------------------------------------------------------
Accounts Payable                                 --       --        --        --       --        --
----------------------------------------------------------------------------------------------------
Wages Payable                                47,374                                          47,374
----------------------------------------------------------------------------------------------------
Taxes Payable                                                                                    --
----------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                           --
----------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                          --
----------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                        --
----------------------------------------------------------------------------------------------------
Professional Fees                                --       --    23,107   182,521  193,346   398,973
----------------------------------------------------------------------------------------------------
Amounts Due to Insiders                         142       --        --        --       --       142
----------------------------------------------------------------------------------------------------
Other:                                                                                           --
----------------------------------------------------------------------------------------------------
Other:                                                                                           --
----------------------------------------------------------------------------------------------------
Total Postpetition Debts                     47,516       --    23,107   182,521  193,346   446,489
----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Listing of aged accounts payable
Trenwick America Corporation
As of February 29, 2004


             Vendor                   Invoice Date            Services               Invoice Number         Amount
             ------                   ------------            --------               --------------         ------
         Ashby & Geddes                 1/22/2004        September expenses           ASH120-02000         12,089.70
         Dewy Ballantine                1/20/2004        September expenses           DEW595-02000         59,505.00
         Dr. Ben Branch                 1/22/2004        September expenses           DRB100-02000         10,026.00
         Dr. Ben Branch                 1/22/2004        September expenses           DRB248-02000          2,484.00
Young, Conway, Stargatt & Taylor        1/22/2004        September expenses           YOU110-02000         11,070.50
         Ashby & Geddes                 1/22/2004         October expenses            ASH464-02000          4,646.00
        Dewey Ballantine                1/20/2004         October expenses            DEW690-02000         69,024.00
         Dr. Ben Branch                 1/22/2004         October expenses            DRB121-02000         12,192.00
         Dr. Ben Branch                 1/22/2004         October expenses            DRB304-02000          3,048.00
Young, Conway, Stargatt & Taylor        1/22/2004         October expenses            YOU926-02000          9,260.60
                                                                                                        ------------
                                                                                           91+            193,345.80
                                                                                                        ------------

         Ashby & Geddes                 01/22/04          November expenses           ASH380-02000          3,809.40
        Dewey Ballantine                01/20/04          November expenses           DEW500-02000         50,049.90
         Dr. Ben Branch                 01/22/04          November expenses           DRB240-02000          2,400.00
         Dr. Ben Branch                 01/22/04          November expenses           DRB600-02000            600.00
          Ernst & Young                 2/27/2004         November expenses           ERN327-02000         32,749.00
          Ernst & Young                 2/27/2004         November expenses           ERN811-02000          8,112.00
       Appleby & Spurling               2/27/2004         November expenses           APP396-02000         39,630.68
       Appleby & Spurling               2/27/2004         November expenses           APP967-02000          9,677.60
Young, Conway, Stargatt & Taylor        1/29/2004         November expenses           YOU291-02000         29,196.29
Young, Conway, Stargatt & Taylor        1/29/2004         November expenses           YOU629-02000          6,295.70
                                                                                                        ------------
                                                                                       61-90 days       $ 182,520.57
                                                                                                        ------------

         Ashby & Geddes                 2/4/2004          December expense            ASH188-02000         18,866.72
         Ashby & Geddes                 2/4/2004          December expense            ASH423-02000          4,239.80
                                                                                                        ------------
                                                                                       31-60 days          23,106.52
                                                                                                        ------------

          Gary Daniels                  2/26/2004           Feb Expenses             expense report           141.85
                                                                                                        ------------
                                                                                         Current              141.85

                                                                                                        ------------
                                                                                       Grand Total        399,114.74
                                                                                                        ============

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

          Trenwick America Corporation                   Case No. 03-12635 (MFW)
--------------------------------------------                      --------------
                     Debtor                     Reporting Period: February 2004
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-----------------------------------------------------------------------------------------
Accounts Receivable Reconciliation                                          Amount
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the beginning of the reporting period       51,499,162.55
-----------------------------------------------------------------------------------------
+ Amounts billed during the peiod                                         2,016,666.34
-----------------------------------------------------------------------------------------
- Amounts collected during the peiod                                     (1,839,920.00)
-----------------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period             51,675,908.89
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Accounts Receivable Aging                                                    Amount
-----------------------------------------------------------------------------------------
0 - 30 days old                                                           2,321,389.91
-----------------------------------------------------------------------------------------
31 - 60 days old                                                             (5,940.50)
-----------------------------------------------------------------------------------------
61 - 90 days old                                                                  0.00
-----------------------------------------------------------------------------------------
91 + days old                                                            61,013,788.48
-----------------------------------------------------------------------------------------
Total Accounts Receivable                                                63,329,237.89
-----------------------------------------------------------------------------------------
Amount considered uncollectible (Bad Debt)                               (11,653,329.00)
-----------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                51,675,908.89
-----------------------------------------------------------------------------------------

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                     Yes      No
--------------------------------------------------------------------------------
1. Have any assets been sold or transferred outside the
normal course of business this reporting period? If yes,
provide an explanation below.                                              X
--------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession acccunt this reporting period? If
yes, provide and explanation below.                                        X
--------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If
no, provide an explanation below.                                 X
--------------------------------------------------------------------------------
4. Are workers compensation, general liability and other
necessary insurance coverages in effect? If no, provide an
explanation below.                                                X
--------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)